Exhibit 10.6

EXECUTION COPY

AMENDED AND RESTATED INTERCOMPANY SUBORDINATION AGREEMENT

THIS AMENDED AND RESTATED INTERCOMPANY SUBORDINATION AGREEMENT is dated as of June 22, 2017 and is made by and among ADVANCED DRAINAGE SYSTEMS, INC., a Delaware corporation (“ADS”), EACH GUARANTOR (as defined in the Credit Agreement, as defined herein), EACH PERSON WHO HEREAFTER BECOMES A GUARANTOR UNDER THE SECOND AMENDED AND RESTATED PRIVATE SHELF AGREEMENT (ADS and each Guarantor being individually referred to herein as a “Company” and collectively as the “Companies”), and PGIM, INC. (“Prudential”) for its own benefit and the benefit of the Purchasers (as defined in the Shelf Agreement).

WITNESSETH THAT:

WHEREAS, ADS has entered into a Second Amended and Restated Private Shelf Agreement, dated as of the date hereof (as it may be hereafter amended, restated, supplemented or otherwise modified from time to time, the “Shelf Agreement”) pursuant to which (a) ADS’ senior secured notes consisting of (i) its 5.60% Senior Series A Secured Notes due September 24, 2018 in the original aggregate principal amount of $75,000,000, of which $50,000,000 aggregate principal amount is now outstanding (the “ Existing Series A Notes”), and (ii) its 4.05% Senior Series B Secured Notes due September 24, 2019 in the original aggregate principal amount of $25,000,000, of which $25,000,000 aggregate principal amount is now outstanding (the “Existing Series B Notes” and together with the Existing Series A Notes, the “Existing Notes”), will be deemed to be issued and outstanding under the Shelf Agreement, and (b) ADS may from time to time hereafter issue and sell one or more series of Shelf Notes (as defined therein) (such notes, as amended, restated, replaced, Refinanced, modified and supplemented from time to time, the “Shelf Notes”; and, collectively with the Existing Notes (as amended, restated, replaced, Refinanced, modified and supplemented from time to time), the “Senior Notes”); and

WHEREAS, the Companies are or may become indebted to each other (the indebtedness of each of the Companies to any other Company, now existing or hereafter incurred (whether created directly or acquired by assignment or otherwise), and interest and premiums, if any, thereon and other amounts payable in respect thereof and all other obligations and other amounts payable by any Company to any other Company are hereinafter collectively referred to as the “Subordinated Indebtedness”); and

WHEREAS, the obligations of Prudential and the Existing Holders (as defined in the Shelf Agreement) to enter into the Shelf Agreement and of the Purchasers to purchase the Shelf Notes from time to time are subject to the condition, among others, that the Companies subordinate the Subordinated Indebtedness to the Noteholders’ Obligations (as defined in the Intercreditor Agreement) (the “Senior Debt”) in the manner set forth herein.

NOW, THEREFORE, intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1. Defined Terms. Each capitalized term used herein shall, unless otherwise defined herein, have the meaning specified in the Shelf Agreement and the rules of construction set forth in paragraph 10 of the Shelf Agreement shall apply to this Agreement.

2. Subordinated Indebtedness Subordinated to Senior Debt. The recitals set forth above are hereby incorporated by reference. All Subordinated Indebtedness shall be subordinate and subject in right of the indefeasible payment in full in cash of the Senior Notes and the other Senior Debt (other than contingent indemnification obligations) (“Payment in Full”) pursuant to the provisions contained herein.

3. Payment Over of Proceeds Upon Dissolution, Etc. Upon any distribution of assets of any Company in the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to such Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of such Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any marshalling of assets and liabilities of such Company (a Company distributing assets as set forth herein being referred to in such capacity as a “Distributing Company”), then and in any such event, Prudential shall be entitled to receive, for the benefit of itself and the Purchasers as their respective interests may appear, Payment in Full of all amounts due or to become due (whether or not an Event of Default has occurred under the terms of the Transaction Documents or the Senior Debt has been declared due and payable prior to the date on which it would otherwise have become due and payable) on or in respect of any and all Senior Debt before the holder of any Subordinated Indebtedness owed by the Distributing Company is entitled to receive any payment on account of the principal of or interest on such Subordinated Indebtedness, and to that end, the Purchasers shall be entitled to receive, for application to the payment of the Senior Debt, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Subordinated Indebtedness owed by the Distributing Company in any such case, proceeding, dissolution, liquidation or other winding up event.

4. No Commencement of Any Proceeding. Each Company agrees that, so long as the Senior Debt shall remain unpaid, it will not commence, or join with any creditor other than the Purchasers and Prudential in commencing, any proceeding, including those described in Section 3, or other enforcement action of any kind against any other Company.

5. Prior Payment of Senior Debt Upon Acceleration of Subordinated Indebtedness. If any portion of the Subordinated Indebtedness owed by any Company becomes or is declared due and payable before its stated maturity, then and in such event Prudential and the Purchasers shall be entitled to receive Payment in Full of all amounts due and to become due on or in respect of the Senior Debt (whether or not an Event of Default has occurred under the terms of the Transaction Documents or the Senior Debt has been declared due and payable prior to the date on which it would otherwise have become due and payable) before the holder of any such Subordinated Indebtedness is entitled to receive any payment thereon.

6. No Payment When Senior Debt in Default. If any Event of Default or Default shall have occurred and be continuing, or such an Event of Default or Default would result from or exist after giving effect to a payment with respect to any portion of the Subordinated Indebtedness, unless the Required Holder(s) shall have consented to or waived the same, so long as any of the Senior Debt shall remain outstanding, no payment shall be made by any Company owing such Subordinated Indebtedness on account of principal or interest on any portion of the Subordinated Indebtedness.

7. Payment Permitted if No Default. Nothing contained in this Agreement shall prevent any Company, at any time except during the pendency of any of the conditions described in Sections 3, 5 and 6, from making the regularly scheduled payments of principal of or interest on any portion of the Subordinated Indebtedness, or the retention thereof by any Company of any money deposited with it for the payment of or on account of the principal of or interest on the Subordinated Indebtedness.

8. Receipt of Prohibited Payments. If, notwithstanding the foregoing provisions of Sections 3, 5, 6 and 7, a Company that is owed Subordinated Indebtedness by a Distributing Company shall have received any payment or distribution of assets from the Distributing Company of any kind or character, whether in cash, property or securities, then and in such event such payment or distribution shall be held in trust for the benefit of Prudential and the Purchasers as their respective interests may appear, shall be segregated from other funds and property held by such Company, and shall be forthwith paid over to the Purchasers the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of noncash property or securities) for the payment or prepayment of the Senior Debt in accordance with the terms of the Shelf Agreement, the Senior Notes and the other Transaction Documents.

9. Rights of Subrogation. Each Company agrees that no payment or distribution to Prudential or the Purchasers pursuant to the provisions of this Agreement shall entitle it to exercise any rights of subrogation in respect thereof until Payment in Full of the Senior Debt.

10. Instruments Evidencing Subordinated Indebtedness. Each Company shall cause each instrument that now or hereafter evidences all or a portion of the Subordinated Indebtedness to be conspicuously marked as follows:

“This instrument is subject to the terms of an Amended and Restated Intercompany Subordination Agreement, dated as of June 22, 2017, in favor of PGIM, INC. for its own benefit and the benefit of the Purchasers referred to therein, which Amended and Restated Intercompany Subordination Agreement is incorporated herein by reference. Notwithstanding any contrary statement contained in the within instrument, no payment on account of the principal thereof or interest thereon shall become due or payable except in accordance with the express terms of said Amended and Restated Intercompany Subordination Agreement.”

Each Company will further mark its books of account in such a manner as shall be effective to give proper notice to the effect of this Agreement.

11. Agreement Solely to Define Relative Rights. The purpose of this Agreement is solely to define the relative rights of the Companies, on the one hand, and Prudential and the Purchasers, on the other hand. Nothing contained in this Agreement is intended to or shall impair, as between any of the Companies and their creditors other than Prudential and the Purchasers, the obligation of the Companies to each other to pay the principal of and interest on the Subordinated Indebtedness as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights among the Companies and their creditors other than Prudential and the Purchasers, nor shall anything herein prevent any of the Companies from exercising all remedies otherwise permitted by applicable law upon default under any agreement pursuant to which the Subordinated Indebtedness is created, subject to the rights, if any, under this Agreement of Prudential and the Purchasers to receive cash, property or securities otherwise payable or deliverable with respect to the Subordinated Indebtedness.

12. No Implied Waivers of Subordination. No right of Prudential and the Purchasers to enforce subordination, as herein provided, shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Company or by any act or failure to act by Prudential or any Purchaser, or by any non-compliance by any Company with the terms, provisions and covenants of any agreement pursuant to which the Subordinated Indebtedness is created, regardless of any knowledge thereof with which Prudential or any Purchaser may have or be otherwise charged with. Each Company by its acceptance hereof shall agree that, so long as there is Senior Debt outstanding, such Company shall not agree to sell, assign, pledge, encumber or otherwise dispose of, or agree to compromise, the obligations of the other Companies with respect to their Subordinated Indebtedness, other than by means of payment of such Subordinated Indebtedness according to its terms, without the prior written consent of the Purchasers.

Without in any way limiting the generality of the foregoing paragraph, Prudential or any of the Purchasers may, at any time and from time to time, without the consent of or notice to any of the Companies, without incurring responsibility to any of the Companies and without impairing or releasing the subordination provided in this Agreement or the obligations hereunder of the Companies to Prudential and the Purchasers, do any one or more of the following: (i) change the manner, place or terms of payment, or extend the time of payment, renew or alter the Senior Debt or otherwise amend or supplement the Senior Debt or the Transaction Documents; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing the Senior Debt; (iii) release any Person liable in any manner for the payment or collection of the Senior Debt; and (iv) exercise or refrain from exercising any rights against any of the Companies and any other Person.

13. Additional Subsidiaries. The Companies covenant and agree that they shall cause Subsidiaries required to join this Agreement pursuant to the Guaranty Agreement or otherwise under the Shelf Agreement, including Subsidiaries created or acquired after the date of this Agreement to the extent required by the foregoing, to execute a guarantor joinder in form and substance satisfactory to the Required Holder(s), whereby such Subsidiary joins this Agreement and subordinates all Indebtedness owed to any such Subsidiary by any of the Companies or other Subsidiaries hereafter created or acquired to the Senior Debt.

14. Continuing Force and Effect. This Agreement shall continue in force until Payment in Full of all of the Senior Debt, it being contemplated that this Agreement be of a continuing nature.

15. Modification, Amendments or Waivers. Any and all (i) agreements amending or changing any provision of this Agreement or the rights of Prudential or the Purchasers hereunder shall be made only by a written agreement signed by each Company, and Prudential, acting on behalf of all the Purchasers, with the written consent of the Required Holder(s), and (ii) waivers or consents to Events of Default or other departures from the due performance of any Company hereunder, shall be made only by written agreement, waiver or consent signed by Prudential, acting on behalf of all the Purchasers, with the written consent of the Required Holder(s). Any such agreement, waiver or consent made with such written consent being effective to bind all the Purchasers.

16. Expenses. Each Company, unconditionally and jointly and severally, agrees upon demand to pay to Prudential and the Purchasers the amount of any and all out-of-pocket costs, expenses and disbursements for which reimbursement is customarily obtained, including reasonable fees and expenses of counsel (including the allocated costs of staff counsel), which Prudential or any of the Purchasers may incur in connection with (a) the administration of this Agreement, (b) the exercise or enforcement of any of the rights of Prudential and the Purchasers hereunder, or (c) the failure by any Company to perform or observe any of the provisions hereof.

17. Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

18. Governing Law. This Agreement shall be deemed to be a contract under the Laws of the State of Ohio and shall for all purposes shall be governed by and construed and enforced in accordance with the laws of the State of Ohio.

19. Successors and Assigns. This Agreement shall inure to the benefit of Prudential and the Purchasers and their respective successors and assigns, and the obligations of the Companies shall be binding upon their respective successors and permitted assigns, provided, that no Company may assign or transfer its rights or obligations hereunder or any interest herein and any such purported assignment or transfer shall be null and void. The duties and obligations of the Companies may not be delegated or transferred by the Companies without the written consent of the Purchasers and any such delegation or transfer without such consent shall be null and void.

20. Joint and Several Obligations. Each of the obligations of each and every Company under this Agreement is joint and several. Prudential, acting on behalf of the Purchasers, in its sole discretion, may elect to enforce this Agreement against any Company without any duty or responsibility to pursue any other Company and such an election by Prudential shall not be a defense to any action Prudential may elect to take against any Company. Each of the Purchasers and Prudential hereby reserve all right against each Company.

21. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when executed and delivered, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

22. Attorneys-in-Fact. Each Company hereby authorizes and empowers Prudential, at the election of Prudential and in the name of either Prudential, for the benefit of Prudential and the Purchasers as their respective interests may appear, or in the name of each such Company as is owed Subordinated Indebtedness, to execute and file proofs and documents and take any other action Prudential may deem advisable to completely protect Prudential’s and the Purchasers’ interests in the Subordinated Indebtedness and the right of Prudential and the Purchasers of enforcement thereof, and to that end each Company hereby irrevocably makes, constitutes and appoints Prudential, its officers, employees and agents, or any of them, with full power of substitution, as the true and lawful attorney-in-fact and agent of such Company, and with full power for such Company, and in the name, place and stead of such Company for the purpose of carrying out the provisions of this Agreement, and taking any action and executing, delivering, filing and recording any instruments which Prudential may deem necessary or advisable to accomplish the purposes hereof, which power of attorney, being given for security, is coupled with an interest and is irrevocable. Each Company hereby ratifies and confirms, and agrees to ratify and confirm, all action taken by Prudential, its officers, employees or agents pursuant to the foregoing power of attorney. Each Company acknowledges and agrees that (a) the power of attorney herein granted shall in no way be construed as to benefit such Company; (b) Prudential herein granted this power of attorney shall have no duty to exercise any powers granted hereunder for the benefit of such Company; and (c) Prudential herein granted this power of attorney shall, to the extent exercisable, exercise any and all powers granted hereunder for the benefit of Prudential and the Purchasers. Prudential hereby accepts this power of attorney and all powers granted hereunder for the benefit of Prudential and the Purchasers.

23. Application of Payments. In the event any payments are received by Prudential under the terms of this Agreement for application to the Senior Debt at any time when the Senior Debt has not been declared due and payable and prior to the date on which it would otherwise become due and payable, such payment shall constitute a voluntary prepayment of the Senior Debt for all purposes under the Shelf Agreement.

24. Remedies. In the event of a breach by any of the Companies in the performance of any of the terms of this Agreement, Prudential, on behalf of the Purchasers, may demand specific performance of this Agreement and seek injunctive relief and may exercise any other remedy available at law or in equity, it being recognized that the remedies of Prudential on behalf of the Purchasers at law may not fully compensate Prudential on behalf of the Purchasers for the damages they may suffer in the event of a breach hereof.

25. Consent to Jurisdiction; Waiver of Jury Trial. EACH COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR OHIO STATE COURT SITTING IN FRANKLIN COUNTY, OHIO, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF

THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH OHIO STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER TRANSACTION DOCUMENT SHALL AFFECT ANY RIGHT THAT PRUDENTIAL OR ANY PURCHASER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AGAINST ADS OR ANY OTHER PARTY HERETO OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

26. Notices. All notices, statements, requests and demands and other communications given to or made upon the Companies, Prudential or the Purchasers in accordance with the provisions of this Agreement shall be given or made in the manner as provided in paragraph 11K of the Shelf Agreement.

27. Amendment and Restatement; No Novation. This Agreement hereby amends and restates, in its entirety, the existing Intercompany Subordination Agreement, dated as of September 24, 2010 (the “Existing Intercompany Subordination Agreement”), by and among the parties thereto, and the parties hereto agree and acknowledge that this Agreement is not intended to constitute, nor does it constitute, an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation, or termination of the Liens, guarantees, security interests, indebtedness, loans, liabilities, expenses, or obligations under the Existing Intercompany Subordination Agreement or under the Shelf Agreement or any of the other Transaction Documents (except in each case as expressly modified in accordance with the Shelf Agreement and the other Transaction Documents amended in connection therewith).

[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

EXECUTION COPY

[SIGNATURE PAGE 1 OF 2 TO AMENDED AND RESTATED INTERCOMPANY SUBORDINATION AGREEMENT]

WITNESS the due execution hereof as of the day and year first above written.

COMPANIES:

ADVANCED DRAINAGE SYSTEMS, INC.

By:	/s/ Joseph A. Chlapaty
Name:	Joseph A. Chlapaty
Title:	President and Chief Executive Officer

HANCOR HOLDING CORPORATION

By:	/s/ Joseph A. Chlapaty
Name:	Joseph A. Chlapaty
Title:	President and Chief Executive Officer

HANCOR, INC.

By:	/s/ Joseph A. Chlapaty
Name:	Joseph A. Chlapaty
Title:	President and Chief Executive Officer

STORMTECH LLC

By:	/s/ Joseph A. Chlapaty
Name:	Joseph A. Chlapaty
Title:	President and Chief Executive Officer

[SIGNATURE PAGE 2 OF 2 TO AMENDED AND RESTATED INTERCOMPANY SUBORDINATION AGREEMENT]

PGIM, INC.

By:	Joshua Shipley
Vice President